Exhibit 99.2

Copyright 2021 Porch.com. All rights reserved 1 M&A and Investor Update Presentation September 9, 2021 Love your home. For moving and improving and everything in between.

Copyright 2021 Porch.com. All rights reserved Presenters Matt Ehrlichman CEO & Founder, Porch Group Marty Heimbigner CFO, Porch Group Marcus Linden CEO, CSE Insurance Malcolm Conner VP and Group GM, Porch’s Home Services Division Adam Kornick President, Porch’s InsurTech Division

Copyright 2021 Porch.com. All rights reserved 3 DISCLAIMERS 3 Forward - Looking Statements Certain statements in this presentation may be considered “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally relate to future events, including Porch Group, Inc . ’s (“Porch”) future financial and operating performance . For example, projections of future revenue, Contribution Margin, Adjusted EBITDA margin and other metrics, business strategy and plans, and anticipated impacts from pending or completed, and anticipated closing timing of pending acquisitions are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Porch and its management, are inherently uncertain . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : (1) the ability to recognize the anticipated benefits of Porch’s December 2020 business combination (the “Merger”) with PropTech Acquisition Corporation (“PropTech”), which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably, maintain key commercial relationships and retain its management and key employees ; (2) expansion plans and opportunities, including completed, future and pending acquisitions, including the consummation of the acquisition of CSE and the successful integration of AHP, or additional business combinations including the acquisitions referenced in this presentation ; (3) costs related to the Merger and being a public company ; (4) litigation, complaints, and/or adverse publicity ; (5) the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability ; (6) privacy and data protection laws, privacy or data breaches, or the loss of data ; (7) the impact of the COVID - 19 pandemic and its effect on the business and financial conditions of Porch ; and (8) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Porch's most recent annual report on Form 10 - K/A, most recent Form 10 - Q for the quarter ended June 30 , 2021 and subsequent reports filed, with the Securities and Exchange Commission . Nothing in this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made . Porch does not undertake any duty to update these forward - looking statements, except as may be required by law . Non - GAAP Financial Measures Some of the financial information and data contained in this presentation, such as Adjusted EBITDA Margin and Contribution Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . Porch defines Adjusted EBITDA as net income (loss) adjusted for interest expense, net, income taxes , other expenses, net, depreciation and amortization, certain non - cash long - lived asset impairment charges, stock - based compensation expense and acquisition - related impacts, including compensation to the sellers that requires future service, amortization of intangible assets, gains (losses) recognized on changes in the value of contingent consideration arrangements, if any, gain or loss on divestures and certain transaction costs . Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of total revenue . Contribution Margin is defined as revenue less all variable expenses, including cost of revenue, marketing and sales . Porch uses these non - GAAP measures to compare Porch’s performance to that of prior periods for budgeting and planning purposes . Porch believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Porch’s results of operations . Porch believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Porch’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . Porch's method of determining these non - GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and Porch does not recommend the sole use of these non - GAAP measures to assess its financial performance . Porch management does not, and you should not, consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Porch’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Contribution Margin and other non - GAAP measures differently, and therefore Porch’s Adjusted EBITDA, Adjusted EBITDA Margin, Contribution Margin and other non - GAAP measures may not be directly comparable to similarly titled measures of other companies . Porch is not providing reconciliations of expected Adjusted EBITDA margin, contribution margin for future periods to the most directly comparable measures prepared in accordance with GAAP because Porch is unable to provide these reconciliations without unreasonable effort because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of Porch's control . Use of Projections This presentation contains financial forecasts of Porch, namely Porch’s projected revenue, Contribution Margin and Adjusted EBITDA Margin for 2021 . Porch’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation . These projections should not be relied upon as being necessarily indicative of future results . The projected financial information contained in this presentation constitutes forward - looking information . The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved .

Copyright 2021 Porch.com. All rights reserved 4 Business Update

Copyright 2021 Porch.com. All rights reserved 5 Announcing 2 acquisitions to more fully protect one’s home InsurTech Expansion Home warranty launch Company Overview • Founded in 1949 • California domiciled personal lines insurer focused on property and auto • 123 employees located in Walnut Creek and San Dimas, CA • $130M (1) TTM recurring gross written premium Company Overview • Founded in 2016 by auto warranty industry veteran • Offers innovative 3 - year whole home warranty in 43 states • 57 employees located in Plano, TX • $12M (2) TTM recurring warranty revenue, with 15,000 members (1) Trailing twelve months as of Q1 2021 (2) Proforma GAAP estimate after converting from modified cash - based accounting, for training twelve months June ‘21

Copyright 2021 Porch.com. All rights reserved 6 Porch, the Vertical Software Platform for the Home Insurance (Carrier, Agency & Warranty) Vertical Software (SaaS + Transaction)

Copyright 2021 Porch.com. All rights reserved 6 Key Focus Areas for 2021 1. Grow SaaS revenue as we i ncrease the number of companies using our vertical software 2. Increase access to consumers from software companies 3. Increase B2B2C transaction revenue per consumer 4. Continue to scale our Insurance (carrier, agency & warranty) business 5. Help more brands and advertisers improve their mover marketing 6. Pursue strategic and accretive M&A opportunities 7

Copyright 2021 Porch.com. All rights reserved Leading software provider across key home verticals 8 (1) Based on Porch management estimates of relative market share #1 Inspector ERP / CRM (1) #1 Moving Labor + Full Service (1) #1 transaction management software for title companies (1)

Copyright 2021 Porch.com. All rights reserved Porch has early access to high - intent homebuyers 9 Receives inspection Title file opened Engages with Porch Concierge Purchases home insurance/warranty Books movers Sets up utilities and cable Ongoing home projects Porch knows homebuyers are moving 6+ weeks before the move due to unique early access 71% of movers make major move - related purchase decisions such as insurance Customer info becomes public (available to everyone else) via USPS 5 - 60 days post - move Everyone else

Copyright 2021 Porch.com. All rights reserved Porch has unique property data to better price risk 10 • Make, model and serial number of appliances • Water risks (water system location, pipe type, sump pump, etc.) • Roof type, quality, and issues • Interior issues (drywall, electrical, etc.) • Exterior issues (windows, foundation, etc.) • Home insurance company and premium paid • Home warranty company being used (if any) • Mortgage company and rate paid

Copyright 2021 Porch.com. All rights reserved M&A Announcement

Copyright 2021 Porch.com. All rights reserved 12 Porch has a successful and repeatable M&A strategy Proven ability to significantly accelerate revenue of an acquired company when part of Porch 2021 sets the stage for strong future growth Strong M&A pipeline to fuel continued M&A Large opportunity set Consistent evaluation framework Efficient diligence and closing process Proven integration playbook

Copyright 2021 Porch.com. All rights reserved 13

CSE accelerates Porch's insurance expansion

CSE INSURANCE GROUP

CSE Platform Set to Scale

- ✓ $130M[1] in gross written premium
- ✓ B2B2C business model, 300 independent agencies with an average of 17 years selling CSE insurance
- ✓ Structural and regulatory framework to offer targeted pricing to various customer segments
- ✓ Over 100,000 policies in force with strong recurring relationships

Deepens InsurTech Division's Leadership Team

- ✓ Veteran California insurance leadership team with diverse skillsets were hired within the last two years and have led to strong improvements in CSE's results
- ✓ Experience operating within California regulatory environment
- ✓ Product development capabilities to further enhance customer offering with bundled insurance products

Grows Porch's Insurance Geographic Footprint

- ✓ CSE currently writes business in CA, AZ, NV & Utah
- ✓ Additional licenses in WA, CO, ID, OR, VA & DC
- ✓ Strong presence in CA, the largest U.S. homeowners' market
- ✓ Significant experience and historical data will allow for profitable underwriting

Adds Auto & Umbrella Insurance Products

- ✓ CSE is primarily property insurance, but also writes auto and umbrella products, which will provide new offerings to HOA
- ✓ Bundled products are helpful to providing a competitive product and increase retention of consumers
- ✓ Unlocks key addressable market for insurance; customers can now be meaningfully more valuable to Porch

(1) Trailing twelve months as of Q1 2021

Porch

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CSE will help Porch scale its InsurTech business

CSE INSURANCE GROUP

- ✓ **$25M expected annualized revenue after intended transition to capital-light model (from ~$130M GWP)**
  All recurring and predictable revenue

- ✓ **CSE to migrate into Porch's capital light insurance model with a focus on limiting volatility**
  CSE to follow the model of ceding property insurance premiums to third-party reinsurers, with a focus on limiting volatility and capital requirements. Plus, we will push continued focus toward lower volatility areas of California (over the last 2 years, CSE reduced policies in the highest risk zone by 80%[1]).

- ✓ **Accelerate Porch's geographic and insurance product expansion**
  Expanding both geographically as well as through additional insurance product offerings furthers our ambitious goals in insurance.

- ✓ **Under Porch, CSE should accelerate growth with early access to high-intent consumers and unique data**
  Porch's unique and vast access to homebuyers provides low-CAC access to those who are likely to purchase insurance. We expect our unique access to property data will allow us to price risk more accurately over time.

(1) Refers to Wildland Urban Intermix. In February 2019, 5.4% of policies were located in the Wildland Urban intermix zone. This has been reduced to 1.8% as of February 2021.

Porch

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Copyright 2021 Porch.com. All rights reserved Porch Operates as a Capital Light InsurTech Business 16 Source: SNL Financial; Porch includes HOAIC; Indices represent median of SNL Group of following companies: National: Allstate , A uto Owners, Cincinnati, Farmers, Liberty Mutual, Main Street America, Mercury, National General, Progressive, State Farm, Sta te Auto, Travelers; Regional: Allied Trust, Erie, Heritage, Lighthouse, QBE, Sagesure /Occidental, Universal P&C; UPC; InsurTech : Hippo, Kin, Lemonade, Metromile , Root 7.9% 97.1% 47.5% 17.8% 92.1% 2.9% 52.5% 82.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Porch National Carriers Regional Carriers InsurTech peer set Compared to other personal lines writers, Porch retains a much lower percentage of premiums 2020 Statutory NWP / GWP Ceded to 3 rd party reinsurers Retained by company

Copyright 2021 Porch.com. All rights reserved 17

Copyright 2021 Porch.com. All rights reserved 18 Porch expands into warranty through AHP AHP is Set To Scale as Part of Porch x Provider of home warranty products in 45 states x In process of obtaining licenses in four additional states, with continued expansion nationally x Experienced marketing, sales, and claims handling teams with warranty product and industry expertise Strong Leadership and Deep Expertise x Leaders in place to take AHP to the next level as part of Porch x Robust team with capacity to ramp growth x Product development and marketing capabilities to further enhance warranty offerings Significant Expansion Opportunities with Porch x Low - CAC access to Porch homebuyers x Utilize inspector network to offer warranty products through real estate agents and brokers x V12 to help market to a broad set of homebuyers 18 Opportunity to Create Differentiated Warranties x Include handyman services as part covered items x Offer bundled products with Insurance x Price warranty more effectively using Porch property data

Copyright 2021 Porch.com. All rights reserved AHP + Porch Well - Positioned to Compete in Warranty x $12M (1) TTM recurring warranty revenue AHP’s three - year warranty product allows for predictable, recurring revenue and strong cashflow. x Leveraging Porch services strengthens value proposition to customers Adding handyman services into the warranty offering can enhance and differentiate the value proposition, improve satisfaction, and reduce churn. x Fits squarely with Porch’s strategy of expanding protection products for the home Warranty products protect consumers for risks that insurance does not cover creating cross - sell opportunities. x Porch's low - cost demand and unique property data will accelerate AHP's growth With CAC and pricing advantages, Porch can offer best - in - class warranty products at lower prices for the vast majority of consumers. 19 (1) Proforma GAAP estimate after converting from modified cash - based accounting, for training twelve months June ’21

Copyright 2021 Porch.com. All rights reserved Porch protects homeowners with insurance & warranty Homeowners insurance & umbrella Service line warranty Auto insurance Appliance warranty 20 Warranty Insurance

Copyright 2021 Porch.com. All rights reserved Porch can accelerate growth of CSE and AHP rapidly 21 Porch handyman services strengthen the protection product value proposition Porch ecosystem drives low - CAC demand Unique property data allows for innovating products and effective pricing Insurance Warranty Active states Approval / Signed (coming soon) Agency only (carrier opportunity) Geographic expansion opportunity

CSE & AHP Deal Summaries

- **Total annualized revenue of ~$40M[1] (2.4x combined revenue multiple)**
- **Expected 2022 revenue impact of ~$30M (CSE expected to close Q2 2022 after regulatory approval)**
- **Will run approximately breakeven EBITDA in 2022**

CSE Deal Summary

- $48.6M of cash at closing
- Definitive Agreements signed: Sep 2, 2021
- Expected close: Q2 2022, pending California Department of Insurance regulatory approval
- 1.9x Revenue Multiple[1] and 0.6x multiple of 12/31/2020 statutory book value[2]

AHP Deal Summary

- $38.6M base purchase price, $3M holdback due in 24 months, and $4.25M team transaction bonus
- Signed and Closed: Sep 9, 2021
- Revenue multiple of 3x[3]

(1) At closing, Porch expects to shift CSE's operating model to the capital light approach of Homeowner's of America. The $40M of combined annualized revenue represents what is anticipated from AHP plus CSE after this transition. The CSE revenue multiple is based on the assumed transition to this capital light insurance operations and corresponding $25M in annualized revenue.
(2) 2020 statutory book value of $81.3M, with all cash in surplus at time of close accruing to Porch.
(3) June TTM pro-forma revenue of $12M with expected forward revenue of $15M. 3x revenue multiple is based on forward $15M in revenues and inclusive of the holdback and team transaction bonus. On a trailing revenue basis, the multiple would be 3.8x

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Copyright 2021 Porch.com. All rights reserved Updated 2021 Outlook

Raising FY 2021E Revenue and Reiterating Margin Guidance

Previous 2021E Guidance	Guidance ▲	Current 2021E Guidance
Revenue **$184M**	↑	**Revenue** **~$187.5M** (159% YOY Growth)
Revenue Less Cost of Revenue % **~72%**	**No Change**	**Revenue Less Cost of Revenue %** **~72%**
Contribution Margin % **~40%**	**No Change**	**Contribution Margin %** **~40%**
Adj. EBITDA % **-13% to -16%**	**Adjusting for M&A**	**Adj. EBITDA %** **-14% to -16%**

Disclaimer: Porch is not providing reconciliations of forward-looking non-GAAP guidance to the comparable GAAP measures because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of Porch's control. In particular, the charges excluded from these non-GAAP measures are subject to high variability and complexity due to Porch's ongoing growth.

Porch defines Adjusted EBITDA as net income (loss) adjusted for interest expense, net, income taxes , other expenses, net, depreciation and amortization, certain non-cash long-lived asset impairment charges, stock-based compensation expense and acquisition-related impacts, including compensation to the sellers that requires future service, amortization of intangible assets, gains (losses) recognized on changes in the value of contingent consideration arrangements, if any, gain or loss on divestures and certain transaction costs. Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of total revenue. Contribution Margin is defined as revenue less all variable expenses, including cost of revenue, marketing and sales.

Porch

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Copyright 2021 Porch.com. All rights reserved 1. Vertical software leader to key home service companies with low churn and high NPS 2. Large and ideal consumer audience provided via software companies, with low acquisition costs 3. Unique, substantial, and valuable property data 4. Large insurance operation with CAC, pricing, data, and value prop advantages 5. Proven team with strong track record 6. Massive and expanded $325B addressable TAM 7. Strong financial results with fast revenue growth and high contribution margins 8. Positioned for long - term leadership for the home: SaaS, insurance, warranty, moving and maintenance 1 2 3 4 5 6 7 8 25 Porch Group Investment Highlights

Copyright 2021 Porch.com. All rights reserved Thank you

Massive TAM Of ~$325B Continues to Expand

With the addition of Warranty the U.S. Total Addressable Market grows from ~$320B to ~$325B



Moving services: ~$4B[(1)]
(moving, security, TV/internet)

Insurance: ~$167->172B[(2)]
(home, auto, umbrella, flood, warranty)

Contractor services: ~$141B[(3)]
(referral, managed services gross profit)

Mover marketing: ~$8B[(4)]

Other opportunities in "Home"
(SaaS fees, home care subscription)

(1) Moving Services: Comprised of Security, Moving, and TV / Internet installs. Security TAM of $1.3B estimated based on $220 net commission per security install multiplied by 6M home sales per year. Moving TAM of $1.9B based on $314 net commission per move multiplied by 6M moves per year. TV / Internet Installs TAM of $684M based on $114 net commission per install multiplied by 6M installs per year.
(2) Insurance: $172B TAM based on U.S. home insurance annual revenues of $104B plus U.S. auto insurance annual revenues of $313B multiplied by a 20% broker commission (source: IBIS 2019 full year data). Umbrella and flood are incremental. Warranty calculated from IBIS World: Home Warranty Providers Industry in the US (2019) Home Plans estimate and utility service line estimate of combined $4.5B.
(3) Contractor Services: TAM of $141B is composed of Managed Services and Referral Services. Managed services TAM of $104B based on home services spend of $460B (source: GM Insights 2018 full year data) with 50% of projects managed at a 45 gross margin. Referral services TAM of $35B based on home services spend of $470B with 50% referral projects at a 15% referral fee.
(4) Mover Marketing: 6M homebuyers yearly with $9K avg. spend in first 3-6 months (Epsilon 2012 New Mover Report). Of this $54B spend, management est. that 15% will be spent on marketing to these consumers based on observations in the industries it serves.

Porch

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